UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 7, 2005

Koppers Holdings Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-122810	20-1878963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue Pittsburgh, Pennsylvania	15219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 412-227-2001

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2005 the registrant’s Board of Directors approved the amendment to the registrant’s Bylaws adding the second and third sentences to Section 3.05 as set forth as Exhibit number 3.1, which is incorporated by reference herein.

Item 8.01 Other Events

On December 7, 2005 the registrant’s Board of Directors approved the Koppers Holdings Inc. 2005 Long Term Incentive Plan, the terms of which are set forth in Exhibit 99.1 hereto, which is incorporated by reference herein. On December 7, 2005, the registrant’s Board of Directors terminated the Koppers Industries, Inc. (now Koppers Inc.) 1998 Stock Option Plan and the Koppers Industries, Inc. 1998 Non-Employee Director Stock Option Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2005

Koppers Holdings Inc.

By:	/s/ M. Claire Schaming
M. Claire Schaming
Treasurer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to Bylaws approved December 7, 2005, filed herewith.

99.1	Koppers Holdings Inc. 2005 Long Term Incentive Plan, filed herewith.